UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2023

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (937) 445-1936

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NCR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.
On September 5, 2023, members of the management team of NCR Corporation (the “Company”) will make presentations to attendees of the Company's Investor Day 2023 regarding, among other things, the Company's business and long-term strategy. A copy of the materials to be used during the presentations is included as Exhibit 99.1 hereto. The presentation materials will be available shortly before the commencement of the investor day on the “Investor Relations” page of the Company’s website at www.ncr.com.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 8.01.     Other Events.
NCR Atleos, LLC (“NCR Atleos”) has filed on September 5, 2023 its Quarterly Report on Form 10-Q for the period ended June 30, 2023, as well as a Current Report on Form 8-K for the unaudited pro forma combined financial information of NCR Atleos as of June 30, 2023 and for the six months ended June 30, 2023 and year ended December 31, 2022. NCR Atleos plans to file a Current Report on Form 8-K for its presentation to attendees of the NCR Atleos Investor Day 2023.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.        Description
99.1            Presentation Materials of the Company dated September 5, 2023
104            Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

By:	/s/ Timothy C. Oliver
Timothy C. Oliver
Senior Executive Vice President and Chief Financial Officer
Date: September 5, 2023